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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                February 3, 1997
                         -------------------------------
                                (Date of Report)

                            NATIONAL CITY CORPORATION
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             (Exact name of registrant as specified in its charter)

           Delaware                  1-10074                   34-111088
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 (State or other jurisdiction      (Commission                IRS Employer
     of incorporation)             File Number)             Identification No.)

1900 East Ninth Street, Cleveland, Ohio                          44114
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(Address of principal executive offices)                       (Zip Code)

                                 (216) 575-2000
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              (Registrant's telephone number, including area code)


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Item 5.  Other Events
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         On February 3, 1997, the Registrant issued a Press Release announcing that William R. Robertson, President of Registrant, will be retiring effective July 31, 1997.

         Reference is made to the News Release, dated February 3, 1997, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial  Information and Exhibits
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         a)  Financial Statements of business acquired:
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               None.

         b)  Pro forma financial information:
             --------------------------------
               None.

         c)  Exhibits:
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               99.1 News Release, dated February 3, 1997 incorporated herein by reference.

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                                   Signatures
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 3, 1997

                                        By  /s/  David L. Zoeller
                                          -------------------------
                                          David L. Zoeller
                                          Senior Vice President
                                          and General Counsel



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